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                                                                 EXHIBIT 10.15.1

                  CONSENT TO ASSIGNMENT OF EMPLOYMENT AGREEMENT

         Pursuant to Section 7.5 of the Employment Agreement dated as of August 10, 2000, between Heritage Holdings, Inc., a Delaware corporation ("Heritage"), and the undersigned (the "Employee"), the undersigned Employee does hereby consent and agree to (i) the assignment of said Employment Agreement by Heritage to U.S. Propane, L.P., a Delaware limited partnership ("U.S. Propane"), and U.S. Propane's assumption of the duties and responsibilities of Heritage arising under said Employment Agreement.

         DATED as of February 3, 2002.



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                                              Curtis L.Weishahn